Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Dec-00

Collection Period           November 2, 2000        to         December 1, 2000
Determination Date         December 11, 2000
Distribution Date          December 14, 2000

Available Amounts
-----------------

           Scheduled Payments plus Payaheads, net of Excluded Amounts                8,288,658.91
           Prepayment Amounts                                                        1,354,010.54
           Recoveries                                                                  169,459.56
           Investment Earnings on Collection Account and Reserve Fund                   29,916.68
           Late Charges                                                                 45,382.95
           Servicer Advances                                                                 0.00

           Total Available Amounts                                                   9,887,428.64
           -----------------------                                                   ------------

Payments on Distribution Date
-----------------------------
  (A)**    Trustee Fees (only applicable pursuant to an Event of Default)                    0.00

   (A)     Unreimbursed Servicer Advances to the Servicer                                    0.00

   (B)     Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer              0.00

   (C)     Interest due to Class A-1 Notes                                                   0.00

   (D)     Interest due to Class A-2 Notes                                             327,262.14

   (E)     Interest due to Class A-3 Notes                                             584,443.67

   (F)     Interest due to Class A-4 Notes                                             380,594.75

   (G)     Interest due to Class B Notes                                                17,775.15

   (H)     Interest due to Class C Notes                                                18,136.86

   (I)     Interest due to Class D Notes                                                30,631.13

   (J)     Interest due to Class E Notes                                                19,697.35

   (K)     Class A-1 Principal Payment Amount                                                0.00

   (L)     Class A-2 Principal Payment Amount                                        7,899,009.45

   (M)     Class A-3 Principal Payment Amount                                                0.00

   (N)     Class A-4 Principal Payment Amount                                                0.00

   (O)     Class B Principal Payment Amount                                            105,040.02

   (P)     Class C Principal Payment Amount                                            105,040.02

   (Q)     Class D Principal Payment Amount                                            168,064.04

   (R)     Class E Principal Payment Amount                                             84,032.01

   (S)     Additional Principal to Class A-1 Notes                                           0.00

   (T)     Additional Principal to Class A-2 Notes                                           0.00

   (U)     Additional Principal to Class A-3 Notes                                           0.00

   (V)     Additional Principal to Class A-4 Notes                                           0.00

   (W)     Additional Principal to Class B Notes                                             0.00

   (X)     Additional Principal to Class C Notes                                             0.00

   (Y)     Additional Principal to Class D Notes                                             0.00

   (Z)     Additional Principal to Class E Notes                                             0.00

   (AA)    Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer             82,675.12
   (AB)    Deposit to the Reserve Fund                                                  65,026.94
   (AC)    Excess to Certificateholder                                                       0.00

           Total distributions to Noteholders and Certificateholders                 9,887,428.64
           ---------------------------------------------------------                 ------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

           Trustee fees due on Distribution Date                                                               0.00

Unreimbursed Servicer Advances
------------------------------

           Unreimbursed Servicer Advances                                                                      0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

  (i)      Servicing Fee Percentage                                                                            0.40%
  (ii)     ADCB of Contract Pool as of the 1st day of the Collection Period                          248,025,361.66
  (iii)    Servicing Fee ( ( (i) / 12 ) x (ii) )                                                               0.00
  (iv)     Servicing Fee accrued but not paid in prior periods                                                 0.00

           Total Servicing Fee due and accrued ( (iii) + (iv) )                                                0.00

           Servicing Fee carried forward                                                                       0.00

           Monthly Servicing Fee distributed                                                                   0.00

Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                                                    -
           Class A-1 Interest Rate                                                                          6.12905%
           Number of days in Accrual Period                                                                      30
           Current Class A-1 interest due                                                                      0.00
           Class A-1 interest accrued but not paid in prior periods                                            0.00
           Total Class A-1 interest due                                                                        0.00
           Class A-1 interest carried forward                                                                  0.00

           Class A-1 interest distribution                                                                     0.00

Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                                                        60,417,624.96
           Class A-2 Interest Rate                                                                          6.50000%
           Current Class A-2 interest due                                                                327,262.14
           Class A-2 interest accrued but not paid in prior periods                                            0.00
           Total Class A-2 interest due                                                                  327,262.14
           Class A-2 interest carried forward                                                                  0.00

           Class A-2 interest distribution                                                               327,262.14

Class A-3 Interest Schedule
---------------------------

           Opening Class A-3 principal balance                                                       105,463,520.00
           Class A-3 Interest Rate                                                                          6.65000%
           Current Class A-3 interest due                                                                584,443.67
           Class A-3 interest accrued but not paid in prior periods                                            0.00
           Total Class A-3 interest due                                                                  584,443.67
           Class A-3 interest carried forward                                                                  0.00

           Class A-3 interest distribution                                                               584,443.67

Class A-4 Interest Schedule
---------------------------

           Opening Class A-4 principal balance                                                        67,262,695.00
           Class A-4 Interest Rate                                                                          6.79000%
           Current Class A-4 interest due                                                                380,594.75
           Class A-4 interest accrued but not paid in prior periods                                               -
           Total Class A-4 interest due                                                                  380,594.75
           Class A-4 interest carried forward                                                                     -

           Class A-4 interest distribution                                                               380,594.75

Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                                           3,100,317.30
           Class B Interest Rate                                                                            6.88000%
           Current Class B interest due                                                                   17,775.15
           Class B interest accrued but not paid in prior periods                                                 -
           Total Class B interest due                                                                     17,775.15
           Class B interest carried forward                                                                       -

           Class B interest distribution                                                                  17,775.15

Class C Interest Schedule
-------------------------

           Opening Class C principal balance                                                          3,100,317.30
           Class C Interest Rate                                                                           7.02000%
           Current Class C interest due                                                                  18,136.86
           Class C interest accrued but not paid in prior periods                                                -
           Total Class C interest due                                                                    18,136.86
           Class C interest carried forward                                                                      -

           Class C interest distribution                                                                 18,136.86


Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                           4,960,507.55
           Class D Interest Rate                                                                            7.41000%
           Current Class D interest due                                                                   30,631.13
           Class D interest accrued but not paid in prior periods                                              0.00
           Total Class D interest due                                                                     30,631.13
           Class D interest carried forward                                                                    0.00

           Class D interest distribution                                                                  30,631.13


Class E Interest Schedule
-------------------------

           Opening Class E principal balance                                                           2,480,253.44
           Class E Interest Rate                                                                            9.53000%
           Current Class E interest due                                                                   19,697.35
           Class E interest accrued but not paid in prior periods                                              0.00
           Total Class E interest due                                                                     19,697.35
           Class E interest carried forward                                                                    0.00

           Class E interest distribution                                                                  19,697.35


Class A-1 Principal Schedule
----------------------------

           Class A-1 Maturity Date                                                                  January 6, 2001
   (i)     Opening Class A-1 principal balance                                                                 0.00
   (ii)    Aggregate outstanding principal of Notes plus Overcollateralization Balance               248,025,361.66
   (iii)   ADCB as of last day of the Collection Period                                              239,622,160.12
           Monthly Principal Amount ( (ii) - (iii) )                                                   8,403,201.54
   (iv)    Class A-1 Principal Payment Amount                                                                  0.00
           Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                      0.00
           Class A-1 Principal Payment Amount distribution                                                     0.00
           Principal carryforward Class A-1                                                                    0.00

           Class A-1 Principal Balance after current distribution                                              0.00


Class A Principal Payment Amount
--------------------------------

   (i)     Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount                233,143,839.96
   (ii)    Class A Target Investor Principal Amount (94.0% * ending ADCB)                            225,244,830.51
           Class A Principal Payment Amount                                                            7,899,009.45
           Funds available for distribution after Class A-1 distribution                               7,899,009.45


Class A-2 Principal Schedule
----------------------------

           Opening Class A-2 principal balance                                                        60,417,624.96
           Class A-2 Principal Payment Amount                                                          7,899,009.45
           Class A-2 Principal Payment Amount distribution                                             7,899,009.45
           Principal carryforward Class A-2                                                                    0.00

           Class A-2 principal balance after current distribution                                     52,518,615.51

Class A-3 Principal Schedule
----------------------------

           Opening Class A-3 principal balance                                                       105,463,520.00
           Class A-3 Principal Payment Amount                                                                  0.00
           Class A-3 Principal Payment Amount distribution                                                     0.00
           Principal carryforward Class A-3                                                                    0.00

           Class A-3 principal balance after current distribution                                    105,463,520.00


Class A-4 Principal Schedule
----------------------------

           Opening Class A-4 principal balance                                                        67,262,695.00
           Class A-4 Principal Payment Amount                                                                  0.00
           Class A-4 Principal Payment Amount distribution                                                     0.00
           Principal carryforward Class A-4                                                                    0.00

           Class A-4 principal balance after current distribution                                     67,262,695.00


Class B Principal Schedule
--------------------------

           Opening Class B principal balance                                                           3,100,317.30
           Class B Target Investor Principal Amount (1.25% * ending ADCB)                              2,995,277.28
           Class B Floor                                                                              (4,981,823.25)
           Class B Principal Payment Amount due                                                          105,040.02
           Class B Principal Payment Amount distribution                                                 105,040.02
           Principal carryforward Class B                                                                      0.00

           Class B principal balance after current distribution                                        2,995,277.28


Class C Principal Schedule
--------------------------

           Opening Class C principal balance                                                           3,100,317.30
           Class C Target Investor Principal Amount (1.25% * ending ADCB)                              2,995,277.28
           Class C Floor                                                                              (3,298,043.69)
           Class C Principal Payment Amount due                                                          105,040.02
           Class C Principal Payment Amount distribution                                                 105,040.02
           Principal carryforward Class C                                                                      0.00

           Class C principal balance after current distribution                                        2,995,277.28


Class D Principal Schedule
--------------------------

           Opening Class D principal balance                                                           4,960,507.55
           Class D Target Investor Principal Amount (2.00% * ending ADCB)                              4,792,443.51
           Class D Floor                                                                                 245,926.12
           Class D Principal Payment Amount due                                                          168,064.04
           Class D Principal Payment Amount distribution                                                 168,064.04
           Principal carryforward Class D                                                                      0.00

           Class D principal balance after current distribution
                                                                                                       4,792,443.51

Class E Principal Schedule
--------------------------

           Opening Class E principal balance                                                           2,480,253.44
           Class E Target Investor Principal Amount (1.00% * ending ADCB)                              2,396,221.43
           Class E Floor                                                                                 459,719.18
           Class E Principal Payment Amount due                                                           84,032.01
           Class E Principal Payment Amount distribution                                                  84,032.01
           Principal carryforward                                                                              0.00
           Class E

           Class E principal balance after current distribution                                        2,396,221.43

Additional Principal Schedule
-----------------------------

           Floors applicable (Yes/No)                                                                                  No
           Monthly Principal Amount                                                                          8,403,201.54
           Sum of Principal Payments payable on all classes                                                  8,361,185.54
           Additional Principal payable                                                                              0.00
           Additional Principal available, if payable                                                                0.00

           Class A-1 Additional Principal allocation                                                                 0.00
           Class A-1 principal balance after current distribution                                                       -

           Class A-2 Additional Principal allocation                                                                 0.00
           Class A-2 principal balance after current distribution                                           52,518,615.51

           Class A-3 Additional Principal allocation                                                                 0.00
           Class A-3 principal balance after current distribution                                          105,463,520.00

           Class A-4 Additional Principal allocation                                                                 0.00
           Class A-4 principal balance after current distribution                                           67,262,695.00

           Class B Additional Principal allocation                                                                   0.00
           Class B principal balance after current distribution                                              2,995,277.28

           Class C Additional Principal allocation                                                                   0.00
           Class C principal balance after current distribution                                              2,995,277.28

           Class D Additional Principal allocation                                                                   0.00
           Class D principal balance after current distribution                                              4,792,443.51

           Class E Additional Principal allocation                                                                   0.00
           Class E principal balance after current distribution                                              2,396,221.43

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

   (i)     Servicing Fee Percentage                                                                                  0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                248,025,361.66
  (iii)    Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                           82,675.12
   (iv)    Servicing Fee accrued but not paid in prior periods                                                       0.00

           Total Servicing Fee due and accrued ( (iii) + (iv) )                                                 82,675.12

           Servicing Fee carried forward                                                                             0.00

           Monthly Servicing Fee distributed                                                                    82,675.12


Reserve Fund Schedule
---------------------

           Initial ADCB                                                                                    365,558,126.61
           10% of Initial ADCB                                                                              36,555,812.66

           Outstanding Principal Amount of the Notes as of the preceding Distribution Date                 246,785,235.55

           ADCB as of the end of the Collection Period                                                     239,622,160.12
           Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)                 1,727,496.65
           Prior month Reserve Fund balance                                                                  1,062,477.63
           Deposit to Reserve Fund - excess funds                                                               65,026.94
           Interim Reserve Fund Balance                                                                      1,127,504.57
           Current period draw on Reserve Fund for Reserve Interest Payments                                         0.00
           Current period draw on Reserve Fund for Reserve Principal Payments                                        0.00
           Excess to Certificateholder                                                                               0.00
           Ending Reserve Fund balance                                                                       1,127,504.57

           Reserve Fund balance as a percentage of aggregate note balances as of the first day of
           the Collection Period                                                                                     0.46%
           Investment Earnings on Reserve Account                                                                4,979.65

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors


           Class A-1
           ---------
           Class A-1 principal balance                                        -
           Initial Class A-1 principal balance                    93,400,101.00

           Note factor                                              0.000000000


           Class A-2
           ---------
           Class A-2 principal balance                            52,518,615.51
           Initial Class A-2 principal balance                    77,498,323.00

           Note factor                                              0.677674219


           Class A-3
           ---------
           Class A-3 principal balance                           105,463,520.00
           Initial Class A-3 principal balance                   105,463,520.00

           Note factor                                              1.000000000


           Class A-4
           ---------
           Class A-4 principal balance                            67,262,695.00
           Initial Class A-4 principal balance                    67,262,695.00

           Note factor                                              1.000000000


           Class B
           -------
           Class B principal balance                               2,995,277.28
           Initial Class B principal balance                       4,569,477.00

           Note factor                                              0.655496741


           Class C
           -------
           Class C principal balance                               2,995,277.28
           Initial Class C principal balance                       4,569,477.00

           Note factor                                              0.655496741


           Class D
           -------
           Class D principal balance                               4,792,443.51
           Initial Class D principal balance                       7,311,163.00

           Note factor                                              0.655496740


           Class E
           -------
           Class E principal balance                               2,396,221.43
           Initial Class E principal balance                       3,655,581.00

           Note factor                                              0.655496740

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

   (i)     Outstanding Principal Amount of the Notes as of the preceding Distribution Date                        246,785,235.55
   (ii)    Overcollateralization Balance as of the preceding Distribution Date                                      1,240,126.11
   (iii)   Monthly Principal Amount                                                                                 8,403,201.54
   (iv)    Available Amounts remaining after the payment of interest                                                8,508,887.59
   (v)     ADCB as of the end of the Collection Period                                                            239,622,160.12
           Cumulative Loss Amount                                                                                           0.00

Class B Floor Calculation
-------------------------
           Class B Floor percentage                                                                                       1.8600%
           Initial ADCB                                                                                           365,558,126.61
           Cumulative Loss Amount for current period                                                                        0.00
           Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes and
            Overcollateralization Balance                                                                          11,781,204.40
           Class B Floor                                                                                           (4,981,823.25)

Class C Floor Calculation
-------------------------

           Class C Floor percentage                                                                                       1.4725%
           Initial ADCB                                                                                           365,558,126.61
           Cumulative Loss Amount for current period                                                                        0.00
           Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and
           Overcollateralization Balance                                                                            8,680,887.10
           Class C Floor                                                                                           (3,298,043.69)

Class D Floor Calculation
-------------------------

           Class D Floor percentage                                                                                       1.0850%
           Initial ADCB                                                                                           365,558,126.61
           Cumulative Loss Amount for current period                                                                        0.00
           Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance                   3,720,379.55
           Class D Floor                                                                                              245,926.12

Class E Floor Calculation
-------------------------

           Class E Floor percentage                                                                                       0.4650%
           Initial ADCB                                                                                           365,558,126.61
           Cumulative Loss Amount for current period                                                                        0.00
           Overcollateralization Balance                                                                            1,240,126.11
           Class E Floor                                                                                              459,719.18


Heller Financial, Inc. is the Servicer (Yes/No)                                                                              Yes

An Event of Default has occurred (Yes/No)                                                                                     No

10% Substitution Limit Calculation
----------------------------------

           ADCB as of the Cut-off Date:                                                                           365,558,126.61

           Cumulative DCB of Substitute Contracts replacing materially modified contracts                                      0
           Percentage of Substitute Contracts replacing materially modified contracts                                          0

           Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                               No

5% Skipped Payment Limit Calculation
------------------------------------

           The percent of contracts with Skipped Payment modifications                                                         0
           The DCB of Skipped Payment modifications exceeds 5% of the initial No ADCB  (Yes/No)                               No
           Any Skipped Payments have been deferred later than January 1, 2006                                                N/A

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                                                    248,025,361.66
           Principal collections                                                                      (6,924,268.45)
           Prepayment Amounts                                                                         (1,346,029.71)
           Defaulted Contracts                                                                          (237,425.39)
           Change in payaheads                                                                           104,522.01
           Other items including Substitutions and Repurchases                                                 0.00
ADCB as of the last day of the Collection Period                                                     239,622,160.12

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts            237,425.39
Number of Contracts that became Defaulted Contracts during the period                                             3
Defaulted Contracts as a percentage of ADCB (annualized)                                                       1.19%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts             1,141,376.45
Number of Prepaid Contracts as of the last day of the Collection Period                                           3

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts           0.00
Number of Substitute Contracts as of the last day of the Collection Period                                        0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                    0.00
Number of Warranty Contracts as of the last day of the Collection Period                                          0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period         169,459.56

Cumulative Servicer Advances paid by the Servicer                                                     12,627,277.36
Cumulative reimbursed Servicer Advances                                                               12,627,277.36

Delinquencies and Losses                           Dollars                            Percent
------------------------                           -------                            -------
           Current                               225,446,763.95                             94.08%
           31-60 days past due                     5,481,171.40                              2.29%
           61-90 days past due                     3,305,798.10                              1.38%
           Over 90 days past due                   5,388,426.67                              2.25%
           Total                                 239,622,160.12                            100.00%

           31+ days past due                      14,175,396.17                              5.92%


   (i)     Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                    3,007,650.94
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                                       2,079,272.74
           Cumulative net losses to date ( (i) - (ii) )                                                  928,378.20
           Cumulative net losses as a percentage of the initial ADCB                                           0.25%